PRELIMINARY COPIES


                                               {File Nos. 2-67052  and 811-3023)

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [X]    Preliminary Proxy Statement
         [ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                RULE 14A-6(E)(2))
         [ ]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant 240.14a-11(c) 240.14a-12

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                 Leslie K. Klenk
                      Citigroup Global Transaction Services
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

         [X]    No Fee Required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11

                1)  Title of each  class  of  securities  to  which  transaction applies:
                    ___________________________

                2)  Aggregate  number of  securities  to which  transaction applies:
                    ___________________________

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                    ___________________________

                4)  Proposed maximum aggregate value of transaction:
                    ___________________________

                5)  Total fee paid:
                    ___________________________

         [ ] Fee paid previously with preliminary materials.

                               PRELIMINARY COPIES

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
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                _______________________

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             4) Date Filed:
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                                       2

                            WINSLOW GREEN GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


June 24, 2005

Dear Shareholder:

         The Board of Trustees of Forum Funds (the "Trust") has called a special meeting of the shareholders of Winslow Green Growth Fund, a series of the Trust (the "Fund"), to approve a new Investment Advisory Agreement between the Trust and Winslow Management Company, LLC ("Winslow"), a newly formed Delaware limited liability company and registered investment adviser (the "New Agreement"). The meeting is scheduled to be held on August 22, 2005.

         Adams Harkness Asset Management, Inc. ("AHAM") serves as the Fund's investment adviser through its primary asset management division, Winslow Management Company (the "WMC"). On or before September 30, 2005 and subsequent to shareholder approval of the new agreement, AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc. ("AHFG"), will sell to Winslow, all assets of WMC (the "Sale").

         Since the Sale will result in an assignment and termination of the Investment Advisory Agreement between the Trust and AHAM with respect to the Fund (the "AHAM Agreement") pursuant to the terms of such agreement, the Trust's Board of Trustees (the "Board"), unanimously approved the New Agreement at its June 8, 2005 meeting. The New Agreement is identical to the AHAM Agreement but for the effective date and parties thereto. The Board recommends that the Fund's shareholders vote "FOR" the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR VIA THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN AUGUST 21, 2005 IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (888) 314-9049.

         We appreciate your participation and prompt response and thank you for your continued support of the Fund.

                                                          Sincerely,

                                                          /s/ Simon D. Collier

                                                          Simon D. Collier
                                                          President

                               PRELIMINARY COPIES


                            WINSLOW GREEN GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                               --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 22, 2005
                               --------------------

To the Shareholders of Winslow Green Growth Fund:

         Notice is hereby given that a special meeting of shareholders (the "Meeting") of Winslow Green Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), will be held at the offices of Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101 on August 22, 2005 at 10:00 a.m. (Eastern time). The purpose of the Meeting is:

     1. To approve an Investment Advisory Agreement between the Trust and Winslow Management Company, LLC;

     2. To transact such other business as may properly come before the Meeting.

         The Trust's Board of Trustees has fixed the close of business on June 24, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Please carefully read the accompanying Proxy Statement.


                                             By Order of the Board of Trustees,

                                             /s/ David M. Whitaker

                                             David M. Whitaker
                                             Secretary

Portland, Maine
June 24, 2005

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS (1) ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING, TOLL FREE, THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

TABLE OF CONTENTS                                                           PAGE

--------------------------------------------------------------------------------


INTRODUCTION                                                                   1
PROPOSAL                                                                       2
         Background Information                                                2
         The New Agreement                                                     3
         Evaluation by the Board of Trustees                                   4
INFORMATION ABOUT WINSLOW                                                      5
OTHER MATTERS                                                                  6
ADDITIONAL INFORMATION                                                         6
         Other Fund Service Providers                                          6
         Reports to Shareholders                                               7
ADVISORY AGREEMENT                                                     EXHIBIT A
PROXY

                                 PROXY STATEMENT

                            WINSLOW GREEN GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                               --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 22, 2005
                                -------------------

INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Forum Funds (the "Trust"), a Delaware statutory trust, on behalf of Winslow Green Growth Fund, a series of the Trust (the "Fund"), to approve a new Investment Advisory Agreement between the Trust and Winslow Management Company, LLC (the "Proposal"). The Trust is a registered open-end investment company whose executive offices are located at Two Portland Square, Portland, Maine 04101. Proxies will be voted at a special meeting of shareholders (the "Meeting") of the Fund to be held at the offices of the Trust's administrator and transfer agent, Citigroup Global Transaction Services ("Citigroup"), Two Portland Square, Portland, Maine 04101 on August 22, 2005, at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Notice of Meeting, this Proxy Statement and the proxy card are first being mailed to shareholders on or about July 8, 2005.

         The Board has fixed the close of business on June 24, 2005 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. As of the Record Date, there were x,xxx,xxx shares outstanding of the Fund. Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received on or before August 21, 2005 will be counted at the Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and broker non-votes have the effect of votes "AGAINST" the Proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled "ABSTAIN" would result in the shares covered by the proxy being treated as if they were voted "AGAINST" the Proposal.

         IF A CHOICE IS NOT SPECIFIED ON A PROPERLY EXECUTED PROXY THAT IS RETURNED IN TIME TO BE VOTED AT THE MEETING, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL FOR WHICH THE PROXY WAS SUBMITTED.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as "FOR" such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted "AGAINST" such adjournment.
Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment. A shareholder vote may be taken on the Proposal prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

         Approval of the Proposal by the Fund requires the affirmative vote of either (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.


         You may vote on each proposal by utilizing one of the following options:

         BY MAIL:      Complete the proxy card enclosed with the Proxy Statement
                       ("Proxy  Card") and return it in the postage paid
                       envelope provided.
         BY TELEPHONE: Call the Toll-Free number on your Proxy Card.
         BY INTERNET:  Use the Internet address on your Proxy Card.
         IN PERSON:    Attend the Special  Meeting in person at 10:00 a.m.
                       (Eastern time) on August 22, 2005, at the offices of Citigroup, Two Portland Square, Portland, Maine 04101.

         If you plan to vote by mail, you should complete the Proxy Card by:

          (1) Indicating whether you vote "FOR", "AGAINST", or "ABSTAIN" from voting on a proposal by checking the appropriate box on the Proxy Card;

          (2)  Signing and dating the Proxy Card; and

          (3)  Returning the Proxy Card in the enclosed postage-paid envelope.

         To change your vote, you may send a written notice of revocation (the "Revocation Letter") to Citigroup, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting. The Revocation Letter must:

          (1)  Identify you;

          (2)  State that as a Fund shareholder, you revoke your prior vote; and

          (3) Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, by regular employees of Citigroup or Winslow Management Company, LLC ("Winslow"), the Fund's investment adviser, or their respective affiliates, by employees of Adams Harkness Financial Group, Inc. ("AHFG") and its affiliates or by Automatic Data Processing Inc., a professional proxy solicitor. The estimated cost to retain a proxy solicitor is $8,600. Winslow will bear all of the costs of the Meeting and the preparation, printing, mailing and solicitation of this Proxy Statement and the tabulation of the Proxy Card.

PROPOSAL: APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND WINSLOW MANAGEMENT COMPANY, LLC

BACKGROUND INFORMATION

         Pursuant to an Investment Advisory Agreement between the Trust and Adams Harkness & Hill, Inc. ("AH&H") dated March 29, 2001 (the "AH&H Agreement"), AH&H, through its primary asset management division, Winslow Management Company ("WMC"), served as the Fund's investment adviser from the Fund's inception until August 1, 2004. The Board initially approved the AH&H Agreement at its February 12, 2001 meeting while the Fund's initial shareholder, Forum Financial Group, LLC, initially approved the AH&H Agreement on March 29, 2001 by unanimous consent.

         On August 1, 2004, AH&H was restructured in a transaction that did not involve any actual change in control. As a result of the restructuring, Adams Harkness Asset Management, Inc. ("AHAM"), a registered investment adviser and a wholly owned subsidiary of Adams Harkness Financial Group, Inc. (formerly AH&H), was created, and WMC became a division of AHAM. The Board, including a majority of the independent Trustees, initially approved the Investment Advisory Agreement between the Trust and AHAM (the "AHAM Agreement") at its June 8, 2004 meeting. No shareholder approval of the AHAM Agreement was required as no change in control resulted from the restructuring of AH&H and the assumption of investment advisory responsibilities for the Fund by AHAM. The Board most recently approved the continuance of the AHAM Agreement at its February 7, 2005 meeting. For the Fund's fiscal year ended December 31, 2004, AHAM and AH&H collectively received $294,265 in advisory fees from the Fund. For the same period, the Fund also paid brokerage commissions to an affiliate of AHAM and AH&H in the amount of $330,085 (78.35% of all brokerage commissions paid).

         On or before September 30, 2005 and subsequent to shareholder approval, a new Investment Advisory Agreement between the Trust and Winslow Management Company, LLC ("Winslow") with respect to the Fund (the "New Agreement"), AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc., will sell to Winslow all of the assets of WMC (the "Sale"). Winslow is a newly organized Delaware limited liability company and will be a registered investment adviser as of the date of the Sale. Because the Sale will result in a change in control of the Fund's investment adviser and thus an assignment and termination of the Investment Advisory Agreement between the Trust and AHAM with respect to the Fund (the "AHAM Agreement") pursuant to the terms of the agreement, the Board, including a majority of its independent Trustees, unanimously approved the New Agreement at its June 8, 2005 Board meeting.

THE NEW AGREEMENT

         The Board, including the independent Trustees, unanimously approved the New Agreement for the Fund at its June 8, 2005 Board meeting subject to Winslow's registration as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), prior to the Sale and the approval of the New Agreement by the Fund's shareholders. The New Agreement, if approved by the Fund's shareholders, will become effective upon the consummation of the Sale. The terms, including the advisory fee, of the New Agreement are identical to those of the AHAM Agreement, except for the effective date and the parties thereto.

         Under the New Agreement, the Trust engages Winslow, subject to the direction and control of the Board, and Winslow manages the investment and reinvestment of the assets of the Fund. Under the New Agreement, Winslow will receive from the Fund an annual fee of 0.90% of the Fund's average daily net assets for rendering investment advisory services to the Fund.

         The New Agreement requires Winslow to:

          (1) furnish, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund;
          (2) furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports concerning the performance and operation of the Fund;
          (3) maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and
          (4) provide the Fund's custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund's assets.

         Under the New Agreement, Winslow will place orders for the purchase and sale of the Fund's investments directly with brokers and attempts to obtain quality execution at favorable prices. Under the New Agreement, Winslow is permitted to allocate brokerage on behalf of the Fund to brokers and dealers who provide research services and may cause the Fund to pay these brokers and dealers a higher amount of commission than may be charged by other brokers and dealers who do not provide comparable research services. In effecting securities transactions on behalf of the Fund, the New Agreement requires Winslow to comply with all applicable laws, the Fund's objectives and investment policies, the policies set from time to time by the Board as well as the Trust's Trust Instrument and Bylaws. The New Agreement permits Winslow to perform investment advisory services for other entities other than the Trust and the Fund.

         The New Agreement also provides that Winslow shall not be liable to the Trust or the Fund for any mistake of judgment or in any event whatsoever, except for lack of good faith, willful misfeasance, bad faith or gross negligence in the performance of its duties under the agreement or by reason of Winslow's reckless disregard of its obligations under the Agreements or as otherwise required by applicable law. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or of the Fund under the New Agreement. Under the New Agreement, Winslow agrees that, in asserting any rights or claims under the agreement, it shall look only to the assets and property of the Trust or Fund to which Winslow's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

         If the New Agreement with respect to the Fund is approved by the Fund's shareholders, the New Agreement will continue in effect thereafter for successive twelve-month periods, provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case (ii) by a majority of the Independent Trustees. The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days' written notice to Winslow or by Winslow on 60 days' written notice to the Trust. The New Agreement also provides for automatic termination in the event of its assignment as that term is defined under the 1940 Act. The New Agreement may only be amended or modified by a written agreement that is properly authorized and executed by the Trust and Winslow, and if required by law, by vote of a majority of the outstanding voting securities of the Fund.

         Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the Form of Investment Advisory Agreement attached hereto as EXHIBIT A. If shareholders do not approve the New Agreement, the Board will take such actions as it deems in the best interests of the Fund's shareholders.

EVALUATION BY THE BOARD OF TRUSTEES

         At the June 8, 2005 Board meeting, the Board, including the Independent Trustees, considered the approval of the New Agreement. In evaluating the New Agreement, the Board reviewed materials furnished by Winslow, including information regarding: (1) Winslow, its personnel, operations and financial condition; (2) the nature, extent and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the potential effect of the Sale on the Fund's performance and investment advisory services provided to the Fund; (3) the advisory fees to be charged and the total expense ratio of the Fund compared to a relevant peer group of funds; and (4) other benefits received by Winslow and its affiliates from their relationship with the Fund.

         COMPENSATION. The advisory fee to be paid by the Fund under the New Agreement will be the same as the advisory fee currently paid by the Fund under the AHAM Agreement. Although the contractual advisory fee to be paid to Winslow exceeds the mean and median advisory fee for the Fund's Lipper Inc. peer group, Winslow's proposed fee, after fee waivers, is less than the mean and median advisory fee of the Lipper Inc. peer group and the net expenses of the Fund are consistent with the net expenses of other funds within the peer group. Further, based on projected net assets of the Fund, Winslow does not believe that it will benefit from economies of scale that would merit the use of breakpoints in its fee schedule. In addition, the advisory fee to be charged by Winslow with respect to similarly managed separate accounts was higher than the advisory fee to be paid by the Fund under the New Agreement. Finally, since the Board was considering an initial approval of the New Agreement, Winslow's profitability with respect to advisory services to be rendered under the agreement was not considered. The Board concluded that Winslow's advisory fee, after waivers, was reasonable and consistent with the Lipper Inc. peer group average.

         CONTINUITY OF PORTFOLIO MANAGEMENT. Mr. Jackson W. Robinson, Mr. Matthew W. Patsky and Ms. Lisa Thors will collectively control Winslow. Mr. Robinson has served as the Fund's portfolio manager since the Fund's inception and will continue to serve in this capacity as a principal of Winslow. Mr. Patsky has served as back-up portfolio manager for the Fund since 2003 and will continue to serve in this capacity as a principal of Winslow. Ms. Thors has served as the Citigroup's primary point of contact at the Fund's investment adviser since 2002 and will continue to serve in this capacity as a principal of Winslow. Winslow also represented that it would continue to provide high quality portfolio management services to the Fund. The Board concluded that the Sale would not interfere with the day-to-day management of the Fund.

         PERFORMANCE. Messrs. Robinson and Patsky will continue to act as the Fund's portfolio managers after the Sale. Under the management of Messrs. Robinson and Patsky, the Fund has outperformed its benchmark and Lipper Inc. peer group for the six- and nine-month and one-and three-year periods ended March 31, 2005. The Fund is also ranked in the top quartile of its Lipper Inc. peer group for the three-year period ended March 31, 2005. The Board concluded that the Sale would not interfere with the Fund's successful performance track record as the same portfolio managers would be responsible for the day-to-day management of the Fund after the Sale.

         CONTINUITY OF SUPPORT SERVICES. Winslow has entered into a one-year services contract with AHFG, with an option to renew such contract for an additional one-year term, to provide certain back-office services including operational, legal and compliance support. The Board concluded that Winslow has obtained the requisite back office support to help ensure that Fund operations would not be jeopardized as a result of the Sale.

         CONTINUITY OF SERVICE PROVIDERS. Following the Sale, the Fund will maintain its existing contracts with the Fund's administrator, custodian, distributor, transfer agent, and fund accountant. The Board concluded that the continuation of the Fund's other service provider contracts would help ensure continuity of Fund operations after the Sale.

         NO CHANGE IN TERMS OF THE AGREEMENT OR ADVISORY FEES. The AHAM Agreement and New Agreement are identical but for the effective date and the parties thereto. The Board concluded that no change in Fund expenses, advisory services/fees or obligations would result from the approval of the New Agreement.

         NO UNDUE BURDEN ON FUND. The Board noted that the Sale would satisfy the terms of Section 15(f) of the 1940 Act, which requires that 75% of the Board continue to consist of independent trustees after the Sale and for the next three years. The Board also concluded that the Sale would not result in: (1) an increase in the Fund's advisory fee or total expenses; (2) a change in portfolio management personnel, back office support or other service provider services; or (3) costs to the Fund in order to seek shareholder approval of the New Agreement.

         Based upon its review, the Board concluded that the approval of the New Agreement was reasonable, fair and in the best interests of the Fund and its respective shareholders. The Board approved the New Agreement subject to Winslow's registration as an investment adviser with the SEC under the Advisers Act prior to the consummation of the Sale and the approval of the New Agreement by the Fund's shareholders.

 THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL.

INFORMATION ABOUT WINSLOW

         Winslow, 99 High Street, 12th Floor, Boston, Massachusetts 02110, is a limited liability company organized under the laws of Delaware.

         Set forth below is information about each director, general partner, and officer of Winslow, each of whom may be contacted at Winslow's principal business:

------------------------------------------------ -------------------------------
      NAME (OFFICE)                                      PRINCIPAL OCCUPATION
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------
Matthew W. Patsky                                           Principal
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------
Jackson W. Robinson                                         Principal
------------------------------------------------ -------------------------------
------------------------------------------------ -------------------------------
Elizabeth C. Thors                                          Principal
------------------------------------------------ -------------------------------

--------------------------------------------------------------------------------

OTHER MATTERS

         No other matters are expected to be presented at the Meeting other than the Proposal. If any other matter properly comes before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David M. Whitaker, care of Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101.

         As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund. As of the Record Date, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund:

------------------------ --------------------------- --------------- -----------
                                                                        % OF
FUND/CLASS OF SHARES     NAME AND ADDRESS            SHARES              FUND
------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------
------------------------ --------------------------- --------------- -----------

------------------------ --------------------------- --------------- -----------

ADDITIONAL INFORMATION

OTHER FUND SERVICE PROVIDERS

         Citigroup, through its various affiliates, provides certain administration, custody, portfolio accounting, and transfer agency services to the Fund. Foreside Fund Services, LLC ("FFS"), located at Two Portland Square,

Portland, ME 04101, serves as the Fund's principal underwriter. The service providers listed above will continue to provide the services referenced above regardless of whether the Fund's shareholders approve the Proposal.

REPORTS TO SHAREHOLDERS

         The Fund will furnish, upon request and without charge, to each person to whom this Proxy Statement is delivered a copy of the Fund's latest annual report to shareholders for the fiscal year ended December 31, 2004. To request a copy, please call or write Citigroup at P.O. Box 446, Portland, Maine 04112,
(888) 314-9049.



                                              By Order of the Board of Trustees,

                                              /s/ David M. Whitaker

                                              David M. Whitaker
                                              Secretary

                            WINSLOW GREEN GROWTH FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David M. Whitaker, Leslie K. Klenk and Edward C. Lawrence (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Winslow Green Growth Fund (the "Fund"), a series of Forum Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citigroup Global Transaction Services, Two Portland Square, Portland, Maine 04101, on August 22, 2005, at 10:00 a.m. (Eastern time), and at any postponements or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO CHOICE IS SPECIFIED ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL SET FORTH BELOW. The Board of Trustees has solicited approval and recommends that you vote "FOR" the Proposal.

                                    PROPOSAL

                  To approve the Investment Advisory Agreement between Forum Funds and Winslow Management Company, LLC with respect to Winslow Green Growth Fund.

                         FOR _____        AGAINST _____         ABSTAIN _____


(NOTE: Checking the box labeled "Abstain" will result in the shares covered by the Proxy being treated as if they were voted "Against" a Proposal.) Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on August 22, 2005. PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.


         ______________________________________        _____________________
         Authorized Signature                                 Date

         _______________________________________
         Printed Name (and Title if Applicable)

         _______________________________________       _____________________
         Authorized Signature
         (Joint Investor or Second Signatory)                 Date

         _______________________________________
         Printed Name (and Title if Applicable)